UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2024

DRIVEN BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39898	47-3595252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip Code)

(704) 377-8855

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

2024-1 Senior Notes

On July 29, 2024 (the “Closing Date”), Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation (together, the “Co-Issuers”, and each a wholly-owned subsidiary of Driven Brands Holdings Inc. (the “Company”)), issued $275 million of 6.372% 2024-1 Class A-2 Securitization Senior Notes (the “2024-1 Class A-2 Senior Notes”). The 2024-1 Class A-2 Senior Notes have an anticipated repayment date in October 2031, with accrued interest and, if applicable, amortizing principal paid quarterly, and a final legal maturity date in October 2054.

On July 29, 2024, the Co-Issuers also issued $400 million of 2024-1 Class A-1 Securitization Senior Notes (the “2024-1 Class A-1 Senior Notes” and together with the 2024-1 Class A-2 Senior Notes, the “2024-1 Senior Notes”). The Co-Issuers may not draw on the 2024-1 Class A-1 Senior Notes after the renewal date in October 2029, which renewal date may be extended in one year increments for two years upon satisfaction of certain conditions. The Co-Issuers pay accrued interest and fees under the 2024-1 Class A-1 Senior Notes quarterly, and principal is paid at the discretion of the Co-Issuers and as required under the Series 2024-1 Class A-1 Note Purchase Agreement and the Indenture (as defined below).

The 2024-1 Senior Notes are secured by substantially all assets of the Co-Issuers and are guaranteed by the Securitization Entities (as defined in the Indenture). The 2024-1 Senior Notes were issued pursuant to the Base Indenture (as defined below) and a series supplement to the Base Indenture dated as of the Closing Date (the “Series 2024-1 Supplement”), and, in the case of the Series 2024-1 Class A-1 Senior Notes, the Series 2024-1 Class A-1 Note Purchase Agreement. The Series 2024-1 Class A-1 Note Purchase Agreement contains certain customary representations, covenants, and mechanics relating to the Series 2024-1 Class A-1 Senior Notes.

The foregoing description of the Series 2024-1 Supplement and the Series 2024-1 Class A-1 Note Purchase Agreement is qualified in its entirety by reference to the full text of the Series 2024-1 Supplement the Series 2024-1 Class A-1 Note Purchase Agreement, which are incorporated herein by reference to Exhibit 4.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K.

Amendment No. 11 to the Amended and Restated Base Indenture

On July 29, 2024, the Co-Issuers entered into Amendment No. 11 (“Amendment No. 11 to Base Indenture”) to the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, and Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, the “Base Indenture” and, together with the Series 2024-1 Supplement, the “Indenture”), among the Co-Issuers and Citibank, N.A., as trustee and securities intermediary.

Amendment No. 11 to Base Indenture amended the Base Indenture by amending the definition “DSCR”.

The foregoing description of Amendment No. 11 to Base Indenture is qualified in its entirety by reference to the full text of Amendment No. 11 to Base Indenture, which is incorporated herein by reference to Exhibit 4.2 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On July 29, 2024, the Company issued a press release describing certain of the matters contained in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The filing of this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Series 2024-1 Supplement, dated as of July 29, 2024, by and among Driven Brands Funding, LLC, as issuer, Driven Brands Canada Funding Corporation, as Canadian co-issuer, and Citibank, N.A., as trustee and Series 2024-1 securities intermediary

4.2	Amendment No. 11 to the Amended and Restated Base Indenture, dated as of July 29, 2024, among Driven Brands Funding, LLC, as issuer, Driven Brands Canada Funding Corporation, as Canadian co-issuer, and Citibank, N.A., as trustee

10.1	Class A-1 Note Purchase Agreement (Series 2024 Class A-1 Notes), dated as of July 29, 2024, by and among Driven Brands Funding, LLC, Driven Brands Canada Funding Corporation, Driven Funding Holdco, LLC, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation party thereto, Driven Brands, Inc., Driven Brands Canada Shared Services Inc., the conduit investors party thereto, the financial institutions party thereto, the funding agents party thereto, Barclays Bank PLC, New York Branch, as L/C provider, and Barclays Bank PLC, as swingline lender and Barclays Bank PLC, as administrative agent

99.1	Driven Brands Holdings Inc. News Release dated July 29, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: July 29, 2024	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary